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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): AUGUST 16, 2001
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                           BIO-LOK INTERNATIONAL, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   33-24566-A                 65-0317138
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(State or other jurisdiction      (Commission File            (IRS Employer
      of Incorporation)                Number)            Identification Number)


              312 S. Military Trail, Deerfield Beach, Florida 33442
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (954) 698-9998


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          (Former name or former address, if changed since last report)






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Item 5. OTHER EVENTS.

        On August 17, 2001, Bio-Lok International, Inc. (the "Company") announced that it had completed its assessment of damages from a fire which occurred in its Deerfield Beach, Florida, factory on Friday, July 13, 2001. The Company concluded that although it had lost four (4) weeks of production as a consequence of the fire, customer service to individual dentists in the United States had not been impaired. However, the Company was forced to reduce fill rates and extend shipment dates to its overseas distributors. The Company also stated its anticipation that it would experience a sales shortfall for the months of July and August that would affect its fiscal year results, but that the shortfall would be made up by December 2001. The Company confirmed that in the opinion of management its Deerfield Beach, Florida, facility and equipment were fully insured.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned herein duly authorized.

                                     BIO-LOK INTERNATIONAL, INC.


Dated: August 20, 2001               By: /s/  Bruce L. Hollander
                                         -----------------------------------
                                              Bruce L. Hollander, President






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